KEELEY FUNDS, INC.

Supplement dated November 20, 2015

to the Prospectus dated January 31, 2015, as supplemented

Proposed Merger of the Keeley Mid Cap Value Fund

with and into the Keeley Mid Cap Dividend Value Fund

At a meeting held on November 19, 2015, the Board of Directors (the “Board”) of the Keeley Funds, Inc. (“the Corporation”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) for the merger of the Keeley Mid Cap Value Fund (“Mid Cap Fund”) with and into the Keeley Mid Cap Dividend Value Fund (“Mid Cap Dividend Fund” and, with the Mid Cap Fund, the “Funds”), each a series of the Corporation, subject to approval by the shareholders of the Mid Cap Fund (the “Merger”). At that meeting, the Board also called for a Special Meeting of the Shareholders of the Mid Cap Fund (the “Meeting”) to vote on the Merger. The Meeting is anticipated to be held in January 2016, and, if shareholders approve the Merger, it is expected to be completed shortly thereafter. More information about the Meeting and the Merger will be provided to shareholders of the Mid Cap Fund in the form of a combined prospectus/proxy statement.

Shareholders of record of the Mid Cap Fund as of December 1, 2015 will be entitled to vote on the Merger proposal. If the shareholders of the Mid Cap Fund approve the Merger, the Reorganization Agreement contemplates (1) the transfer of all of the assets of the Mid Cap Fund to, and the assumption of all of the liabilities of the Mid Cap Fund by, the Mid Cap Dividend Fund, in exchange for shares of the Mid Cap Dividend Fund having an aggregate value equal to the net assets of the Mid Cap Fund; and (2) the distribution of shares of the Mid Cap Dividend Fund to the shareholders of the Mid Cap Fund in complete liquidation of the Mid Cap Fund. Each shareholder of the Mid Cap Fund would receive shares of a corresponding class of the Mid Cap Dividend Fund having an aggregate value equal to the aggregate value of the shares of the Mid Cap Fund held by that shareholder as of the closing date of the Merger.

The Merger is expected to be a tax-free reorganization for federal income tax purposes. The closing of the Merger is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Merger will qualify as a tax-free reorganization for federal income tax purposes.

If shareholders of the Mid Cap Fund do not approve the Merger, it will not occur. In such an event, the Funds will continue to operate separately, and KAMCO and the Board will determine what steps, if any, may be appropriate and in the best interests of the Mid Cap Fund and its shareholders, including, but not limited to, liquidating the Mid Cap Fund.

Please Retain This Supplement For Future Reference.